UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 13, 2011 (May 12, 2011)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5 Penn Plaza (4th Floor), New York, New York 10001
(Address of Principal Executive Offices, Including Zip Code)
(212) 246-6700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. | Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On May 12, 2011, Town Sports International Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Plan”) and the Section 162(m) performance goals thereunder. The principal purpose of the amendment and restatement is to increase the aggregate number of shares of the Company’s common stock issuable under the Plan by 500,000 shares, from 2,500,000 shares to a total of 3,000,000 shares. The Board of Directors of the Company previously approved the Plan on March 1, 2011.
     The material features of the Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on March 29, 2011 (the “Proxy Statement”) in the section entitled “Proposal Three—Approval of the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan,” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Plan is qualified in its entirety by reference to the copy of the Plan filed herewith as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders
     (a) The Annual Meeting was held on May 12, 2011.
     (b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected. The final results of the voting for seven Directors for an annual term are set forth below:

Robert J. Giardina	For	14,006,257
	Withheld	115,991
	Broker non-votes	5,427,132

Keith E. Alessi	For	12,775,870
	Withheld	1,346,378
	Broker non-votes	5,427,132

Paul N. Arnold	For	13,954,856
	Withheld	167,392
	Broker non-votes	5,427,132

Bruce C. Bruckmann	For	13,628,509
	Withheld	493,739
	Broker non-votes	5,427,132

J. Rice Edmonds	For	13,694,860
	Withheld	427,388
	Broker non-votes	5,427,132

Thomas J. Galligan III	For	14,018,807
	Withheld	103,441
	Broker non-votes	5,427,132

Kevin McCall	For	14,021,907
	Withheld	100,341
	Broker non-votes	5,427,132
     Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes.
I.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2011 — approved.

For	19,526,745
Against	19,588
Abstain	3,047
II.	Approval of the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan and the Section 162(m) performance goals thereunder — approved.

For	13,390,869
Against	731,057
Abstain	322
Broker non-votes	5,427,132
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

10.1	Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2011).

99.1	The section entitled “Proposal Three—Approval of the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2011).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
May 13, 2011	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President — General Counsel

EXHIBIT INDEX

10.1	Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2011).

99.1	The section entitled “Proposal Three—Approval of the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on March 29, 2011).